UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2005

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 28, 2005, Parker Hannifin Corporation issued a press release providing revised earnings guidance for the third quarter ending March 31, 2005 and total fiscal year 2005. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1	Press release issued by Parker-Hannifin Corporation, dated March 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Timothy K. Pistell
Timothy K. Pistell
Vice President Finance and Administration
and Chief Financial Officer

Date: March 29, 2005